UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2007

Legg Mason Partners Emerging Markets Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Emerging Markets Equity Fund

Annual Report  •  October 31, 2007

What’s

Inside

Fund Objective

The Fund seeks to provide long-term capital growth.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say, “The Committee

Legg Mason Partners Emerging Markets Equity Fund         I

judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”

Despite periods of extreme volatility, overall, the U.S. stock market produced strong results during the 12-month reporting period. After rising in six of the first seven months of the period, the market reversed course in June and July 2007. Earlier in the fiscal year, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then began to rally in late August 2007, as the Fed lowered the discount rate and indicated that it had not ruled out reducing the federal funds rate. The market’s ascent continued in September and October, as the Fed lowered the federal funds rate twice. All told, the S&P 500 Indexiv returned 14.55% during the 12 months ended October 31, 2007.

International equities also generated positive results during the reporting period and outperformed their U.S. counterparts. During the 12-month period ended October 31, 2007, the MSCI EAFE Indexv and the MSCI Emerging Markets Indexvi returned 24.91% and 67.84%, respectively. As was the case in the U.S., international equities experienced periods of volatility. However, despite periods of weakness, this was not enough to overcome generally positive economic news, solid corporate profits and an overall active merger and acquisition environment.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various

II         Legg Mason Partners Emerging Markets Equity Fund

government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

vi

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Legg Mason Partners Emerging Markets Equity Fund         III

Fund Overview

AQUICO WEN

Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite periods of volatility, emerging market equities generated positive results in nine of the 12 months during the fiscal year. Over this period, the MSCI Emerging Markets Indexi returned an outstanding 67.84%. In contrast, the MSCI World Indexii gained 20.39% over the same period. As was the case during the Fund’s previous fiscal year, overall, emerging market equities performed well due to high commodity prices, improving domestic spending and strong investor demand.

After a sizable pullback at the end of July 2007 and during the first few weeks of August 2007, emerging markets equities then staged an impressive rally. This was largely due to investor perceptions that major central banks would be able to contain the turmoil in the credit markets. As conditions in the credit market worsened in August, central banks took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Federal Reserve Board (“Fed”)iii aggressively lowered the discount rateiv and then the federal funds ratev toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall financial markets. Emerging market equities were a significant benefactor of these moves, as the MSCI Emerging Markets Index returned 11.04% and 11.15%, respectively, in September and October 2007.

Performance Review

For the 12 months ended October 31, 2007, Class A shares of Legg Mason Partners Emerging Markets Equity Fund, excluding sales charges, returned 60.47%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index, and its Lipper Emerging Markets Funds Category Average1 returned 67.84% and 63.25%, respectively, for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 257 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         1

Performance Snapshot as of October 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Emerging Markets Equity Fund — Class A Shares	36.97%	60.47%

MSCI Emerging Markets Index	39.73%	67.84%

Lipper Emerging Markets Funds Category Average[1]	36.14%	63.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 36.29%, Class C shares returned 36.26% and Class I shares returned 37.35% over the six months ended October 31, 2007. Excluding sales charges, Class B shares returned 58.83%, Class C shares returned 58.91% and Class I shares returned 61.24% over the 12 months ended October 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 2.09%, 7.96%, 8.26% and 1.48%, respectively.
As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 2.00% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares, and 1.35% for Class I shares. These expense limitations may be reduced or terminated at any time.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, the Fund’s exposures in Indonesia, Malaysia, Israel, Mexico and Chile were the largest positive contributors to performance. From a sector perspective, the Fund’s Telecommunication Services, Consumer Staples and Health Care holdings enhanced results the most. On an individual stock basis, the largest contributors to performance were overweights, relative to the Fund’s benchmark, in CNOOC Ltd., Cyrela Brazil Realty SA, China Merchants Bank Co., Ltd. – Class H Shares and Mechel OAO – ADR and an underweight in OAO Gazprom.

What were the leading detractors from performance?

A. During the period, the Fund generated a very strong absolute return but lagged its benchmark on a relative basis. In terms of countries, the Fund’s exposures in China,

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 274 funds for the six-month period and among the 257 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

2         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Korea, Thailand, India and Turkey were the largest detractors from performance. In terms of sectors, holdings in the Financials, Consumer Discretionary and Energy sectors detracted the most from performance. On an individual stock basis, the largest detractors from results were underweights in Companhia Vale do Rio Doce – ADR, Reliance Industries Ltd., Hyundai Heavy Industries Co., Ltd. and POSCO and an overweight in Hyundai Motor Co.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund over the period.

Thank you for your investment in Legg Mason Partners Emerging Markets Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Aquico Wen

Portfolio Manager

Legg Mason International Equities Limited

November 20, 2007

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2007 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Petroleo Brasileiro S.A., ADR (4.8%), CNOOC Ltd. (3.3%), China Mobile (Hong Kong) Ltd. (2.8%), OAO Gazprom, ADR (2.3%), Standard Bank Group Ltd. (2.2%), China Construction Bank, Class H Shares (1.9%), Hyundai Motor Co. (1.9%), Cyrela Brazil Realty S.A. (1.8%), China Resources Enterprise Ltd. (1.7%) and MTN Group Ltd. (1.7%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2007 were: Financials (22.2%), Energy (15.1%), Materials (13.2%), Consumer Discretionary (10.2%), Telecommunication Services (9.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may invest in foreign securities. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All	index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

ii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

4         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2007 and held for the six months ended October 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	36.97%	$1,000.00	$1,369.70	1.76%	$10.51

Class B	36.29	1,000.00	1,362.90	2.75	16.38

Class C	36.26	1,000.00	1,362.60	2.75	16.38

Class I(5)	37.35	1,000.00	1,373.50	1.32	7.90

(1)	For the six months ended October 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,016.33	1.76%	$8.94

Class B	5.00	1,000.00	1,011.34	2.75	13.94

Class C	5.00	1,000.00	1,011.34	2.75	13.94

Class I(4)	5.00	1,000.00	1,018.55	1.32	6.72

(1)	For the six months ended October 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 10/31/07	60.47%	58.83%	58.91%	61.24%

Inception* through 10/31/07	38.27	39.97	41.02	38.85

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)
Twelve Months Ended 10/31/07	51.22%	53.83%	57.91%	61.24%

Inception* through 10/31/07	35.38	39.07	41.02	38.85

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 10/31/07)	149.30%

Class B (Inception* through 10/31/07)	111.09

Class C (Inception* through 10/31/07)	109.25

Class I(3) (Inception* through 10/31/07)	152.70

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception dates for Class A, B, C and I shares are January 5, 2005, August 11, 2005, September 7, 2005 and January 3, 2005, respectively.

8         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of Legg Mason Partners Emerging Markets Equity Fund vs. MSCI Emerging Markets Index† (January 5, 2005 — October 31, 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on January 5, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2007. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         9

Schedule of Investments (October 31, 2007)

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND

Shares	Security	Value

COMMON STOCKS — 93.5%
Argentina — 2.0%
14,900	Banco Macro Bansud SA, ADR	$411,985
44,900	BBVA Banco Frances SA, ADR	427,897
85,092	Grupo Financiero Galicia SA, ADR*	678,183
35,100	Telecom Argentina S.A., Class B Shares, ADR*	842,751

	Total Argentina	2,360,816

Brazil — 15.5%
165,541	Acucar Guarani SA*	961,064
57,182	Banco do Brasil SA	1,028,796
40,300	Companhia Vale do Rio Doce, ADR	1,272,271
122,000	Cyrela Brazil Realty SA	2,110,824
21,200	Empresa Brasileira de Aeronautica SA, ADR	1,033,924
39,093	Perdigao SA	1,048,727
67,936	Petroleo Brasileiro SA, ADR	5,651,596
70,901	Rodobens Negocios Imobiliarios SA	896,604
56,000	Tam SA, ADR	1,652,000
109,800	Tecnisa SA	715,085
6,300	Usinas Siderurgicas de Minas Gerais SA	528,350
38,700	Votorantim Celulose e Papel SA, ADR	1,213,245

	Total Brazil	18,112,486

Cayman Islands — 2.7%
191,990	China Mengniu Dairy Co., Ltd. (a)	819,589
201,000	Foxconn International Holdings Ltd.*(a)	557,229
4,850	Integra Group Holdings, GDR*(b)	77,600
878,500	KWG Property Holding Ltd.*(a)	1,679,165

	Total Cayman Islands	3,133,583

China — 5.7%
2,000,000	China Construction Bank, Class H Shares (a)	2,275,298
124,600	China Merchants Bank Co., Ltd., Class H Shares (a)	650,669
824,300	Huaneng Power International Inc., Class H Shares (a)	988,388
2,012,000	Industrial & Commercial Bank of China (a)	1,917,061
128,000	Weiqiao Textile Co., Ltd., Class H Shares (a)	240,457
268,400	Yanzhou Coal Mining Co., Ltd., Class H Shares (a)	584,127

	Total China	6,656,000

Cyprus — 0.2%
39,825	Urals Energy Public Co., Ltd.*(a)	231,574

Egypt — 1.0%
16,000	Orascom Telecom Holding SAE, GDR (a)	1,148,743

Hong Kong — 8.3%
156,000	China Mobile (Hong Kong) Ltd. (a)	3,280,897
454,000	China Resources Enterprise Ltd. (a)	1,997,307

See Notes to Financial Statements.

10         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

Hong Kong — 8.3% (continued)
92,000	Citic Pacific Ltd. (a)	$580,967
1,764,000	CNOOC Ltd. (a)	3,848,961

	Total Hong Kong	9,708,132

Hungary — 1.0%
10,482	OTP Bank Nyrt, GDR (a)(b)	1,144,614

India — 1.8%
24,300	Dr. Reddy’s Laboratories Ltd., ADR	385,155
27,700	Satyam Computer Services Ltd., ADR	840,695
600	State Bank of India Ltd., GDR (a)	74,820
41,700	Tata Motors Ltd., ADR	821,490

	Total India	2,122,160

Indonesia — 3.0%
459,000	PT Astra International Tbk (a)	1,303,490
1,506,500	PT Bumi Resources Tbk (a)	806,560
1,490,801	PT Indosat Tbk (a)	1,441,374

	Total Indonesia	3,551,424

Israel — 1.1%
240,334	Bank Hapoalim Ltd. (a)	1,326,115

Malaysia — 0.9%
411,400	Genting Berhad (a)	1,023,915

Mexico — 3.7%
25,500	America Movil SAB de CV, Series L Shares, ADR	1,667,445
38,600	Banco Compartamos SA de CV*	201,958
26,400	Cemex SAB de CV, Participation Certificate, ADR*	809,688
68,800	Consorcio ARA SAB de CV	75,850
23,000	Corporacion GEO SAB de CV, Series B Shares*	84,645
91,142	Corporacion Moctezuma SAB de CV	289,524
105,376	Grupo Financiero Banorte SAB de CV, Series O Shares	475,527
174,800	Urbi, Desarrollos Urbanos SA de CV*	676,127

	Total Mexico	4,280,764

Pakistan — 0.3%
24,350	United Bank Ltd., GDR (a)(b)*	303,888

Peru — 1.2%
24,600	Cia de Minas Buenaventura SA, ADR	1,412,286

Russia — 10.5%
38,750	Cherepovets MK Severstal, GDR (b)	922,250
8,095	LUKOIL, ADR	739,883
48,300	Magnitogorsk Iron & Steel Works, GDR (b)	821,100
15,300	Mechel OAO, ADR	1,287,495
2,522	MMC Norilsk Nickel, ADR	794,430
14,500	Mobile TeleSystems, ADR	1,203,500
21,515	NovaTek OAO, GDR (a)(b)	1,239,051

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         11

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

Russia — 10.5% (continued)
55,248	OAO Gazprom, ADR	$2,751,350
16,212	OAO TMK, GDR (b)	721,272
22,700	PIK Group, GDR*(a)(b)	619,810
121,494	Rosneft Oil Co., GDR*(b)	1,077,652
4,050	Uralkali, GDR*	101,655

	Total Russia	12,279,448

South Africa — 7.2%
19,857	Aveng Ltd. (a)	195,029
42,724	Barloworld Ltd. (a)	828,271
104,034	Ellerine Holdings Ltd. (a)	1,392,856
17,524	Impala Platinum Holdings Ltd. (a)	657,923
22,778	Massmart Holdings Ltd. (a)	284,845
102,529	MTN Group Ltd. (a)	1,989,565
64,540	Pretoria Portland Cement Co. Ltd. (a)	468,989
145,222	Standard Bank Group Ltd. (a)	2,621,959

	Total South Africa	8,439,437

South Korea — 11.0%
16,890	Daewoo Engineering & Construction Co. Ltd. (a)	489,663
22,085	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a)	1,416,153
4,980	GS Engineering & Construction Corp. (a)	1,051,510
9,806	Hite Brewery Co., Ltd. (a)	1,483,905
27,997	Hyundai Motor Co. (a)	2,226,381
18,830	LG.Philips LCD Co. Ltd.*(a)	1,053,162
3,772	ORION Corp. (a)	1,206,624
1,777	Samsung Electronics Co., Ltd. (a)	1,103,282
30,505	Shinhan Financial Group Co., Ltd. (a)	1,988,875
29,830	Woori Investment & Securities Co., Ltd. (a)	920,096

	Total South Korea	12,939,651

Taiwan — 9.9%
591,725	Acer Inc. (a)	1,415,650
28,431	AU Optronics Corp., ADR	617,806
171,022	Catcher Technology Co., Ltd. (a)	1,188,447
704,682	Cathay Financial Holding Co., Ltd. (a)	1,846,748
357,000	China Steel Corp. (a)	509,377
536,710	Formosa Chemicals & Fibre Corp. (a)	1,463,022
68,000	Foxconn Technology Co., Ltd. (a)	833,206
188,498	Hon Hai Precision Industry Co., Ltd. (a)	1,448,575
307,958	Siliconware Precision Industries Co. (a)	664,786
431,821	Taiwan Semiconductor Manufacturing Co., Ltd. (a)	861,739
476,880	Uni-President Enterprises Corp. (a)	694,800

	Total Taiwan	11,544,156

Thailand — 4.4%
2,197,300	Asian Property Development Public Co., Ltd.	428,339
1,486,100	Italian-Thai Development Public Co., Ltd.*	377,155
358,700	Kasikornbank Public Co., Ltd. (a)	955,933

See Notes to Financial Statements.

12         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

Thailand — 4.4% (continued)
86,600	Kasikornbank Public Co., Ltd., NVDR (a)	$230,135
3,852,688	Krung Thai Bank Public Co., Ltd. (a)	1,335,483
2,169,900	Land & Houses Public Co., Ltd., NVDR (a)	475,976
429,882	LPN Development Public Co., Ltd.	108,150
85,300	PTT Public Co., Ltd.	1,054,171
75,997	Thai Oil Public Co., Ltd.	214,675

	Total Thailand	5,180,017

Turkey — 1.1%
47,686	Arcelik AS (a)	364,287
144,321	Turkiye Is Bankasi, Class C Shares (a)	989,104

	Total Turkey	1,353,391

United Kingdom — 1.0%
14,704	Anglo American PLC (a)	1,011,498
123,949	Aricom PLC*(a)	197,752

	Total United Kingdom	1,209,250

	TOTAL COMMON STOCKS (Cost — $74,521,104)	109,461,850

PREFERRED STOCKS — 1.6%
Brazil — 1.6%
39,825	Braskem SA	373,366
14,832	Tam SA	435,659
30,000	Universo Online SA*	241,766
10,000	Usinas Siderurgicas de Minas Gerais SA, Class A Shares	781,744

	TOTAL PREFERRED STOCKS (Cost — $1,139,424)	1,832,535

Face Amount
EQUITY-LINKED NOTES — 2.1%
Jersey — 0.5%
$159,970	JPMorgan International Derivatives Ltd. (Indian Bank), 0.000% due 3/9/12 (c)	623,883

Switzerland — 1.6%
80,378	UBS AG (Bharti Airtel Ltd.), 0.000% due 3/23/10 (a)(c)	975,668
36,106	UBS AG (Satyam Computer Services Ltd.), 0.000% due 4/5/10 (a)(c)	923,616

	Total Switzerland	1,899,284

	TOTAL EQUITY-LINKED NOTES (Cost — $2,237,298)	2,523,167

Warrants
WARRANTS — 1.4%
7,000	Bharti Airtel Ltd., Expires 3/17/11 (b)*	179,431
36,424	Aricom PLC, Expires 5/6/10 (d)*	17,971

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         13

Schedule of Investments (October 31, 2007) (continued)

Warrants	Security	Value

WARRANTS — 1.4% (continued)
41,102	DLF Ltd., Expires 6/18/10*	$991,799
17,400	Tata Consultancy Services Ltd., Expires 8/24/09*	459,882

	TOTAL WARRANTS (Cost — $1,077,865)	1,649,083

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $78,975,691)	115,466,635

Face Amount
SHORT-TERM INVESTMENT — 1.5%
Repurchase Agreement — 1.5%
$1,714,000	State Street Bank & Trust Co., repurchase agreement dated 10/31/07, 4.070% due 11/1/07; Proceeds at maturity — $1,714,194; (Fully collateralized by U.S. Treasury Bonds, 8.750% due 5/15/20; Market value — $1,754,288) (Cost — $1,714,000)	1,714,000

	TOTAL INVESTMENTS — 100.1% (Cost — $80,689,691#)	117,180,635
	Liabilities in Excess of Other Assets — (0.1)%	(90,745)

	TOTAL NET ASSETS — 100.0%	$117,089,890

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Equity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying equity security.

(d)	Illiquid security.

#	Aggregate cost for federal income tax purposes is $80,740,053.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt

See Notes to Financial Statements.

14         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Summary of Investments by Sector*

Financials	22.2%
Energy	15.1
Materials	13.2
Consumer Discretionary	10.2
Telecommunication Services	10.0
Industrials	9.4
Information Technology	9.2
Consumer Staples	4.5
Equity-Linked Notes	2.1
Warrants	1.4
Utilities	0.9
Health Care	0.3
Short-Term Investment	1.5

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2007 and subject to change.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         15

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $80,689,691)	$117,180,635
Foreign currency, at value (Cost — $256,202)	257,077
Cash	476,987
Receivable for Fund shares sold	522,293
Receivable for securities sold	442,947
Dividends and interest receivable	111,508
Prepaid expenses	12,220

Total Assets	119,003,667

LIABILITIES:
Payable for securities purchased	1,550,545
Deferred foreign capital gains tax	154,665
Investment management fee payable	70,160
Payable for Fund shares repurchased	15,476
Distribution fees payable	11,667
Trustees’ fees payable	279
Accrued expenses	110,985

Total Liabilities	1,913,777

Total Net Assets	$117,089,890

NET ASSETS:
Par value (Note 6)	$46
Paid-in capital in excess of par value	70,158,653
Undistributed net investment income	375,298
Accumulated net realized gain on investments and foreign currency transactions	10,224,509	(1)
Net unrealized appreciation on investments and foreign currencies	36,331,384	(2)

Total Net Assets	$117,089,890

Shares Outstanding:
Class A	2,223,139

Class B	79,652

Class C	36,839

Class I(3)	2,227,932

Net Asset Value:
Class A (and redemption price)	$25.71

Class B(4)	$21.48

Class C(4)	$21.27

Class I(3) (and redemption price)	$25.78

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)(5)	$27.28

(1)	Net of foreign capital gains tax of $20,922.

(2)	Net of deferred foreign capital gains tax of $154,665.

(3)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(4)	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

(5)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006 (See Note 2).

See Notes to Financial Statements.

16         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Dividends	$1,746,115
Interest	154,984
Less: Foreign taxes withheld	(185,692)

Total Investment Income	1,715,407

EXPENSES:
Investment management fee (Note 2)	637,419
Custody fees	152,751
Distribution fees (Notes 2 and 4)	97,398
Shareholder reports (Note 4)	89,500
Legal fees	63,501
Audit and tax	62,194
Registration fees	47,889
Transfer agent fees (Note 4)	7,767
Trustees’ fees (Note 11)	5,078
Insurance	1,593
Restructuring fee (Note 11)	506
Miscellaneous expenses	8,307

Total Expenses	1,173,903
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(21,107)

Net Expenses	1,152,796

Net Investment Income	562,611

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	10,289,671 (1)
Foreign currency transactions	(99,185)

Net Realized Gain	10,190,486

Change in Net Unrealized Appreciation/Depreciation From:
Investments	27,676,944 (2)
Foreign currencies	(6,485)

Change in Net Unrealized Appreciation/Depreciation	27,670,459

Net Gain on Investments and Foreign Currency Transactions	37,860,945

Increase in Net Assets From Operations	$38,423,556

(1)	Net of foreign capital gains tax of $20,922.

(2)	Net of change in deferred foreign capital gains tax of $122,370.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         17

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006
OPERATIONS:
Net investment income	$562,611	$256,636
Net realized gain	10,190,486	3,308,148
Change in net unrealized appreciation/depreciation	27,670,459	6,762,998

Increase in Net Assets From Operations	38,423,556	10,327,782

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(250,002)	(150,000)
Net realized gains	(3,419,575)	(1,059,620)

Decrease in Net Assets From Distributions to Shareholders	(3,669,577)	(1,209,620)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	49,181,499	27,351,159
Reinvestment of distributions	3,663,221	1,209,390
Cost of shares repurchased	(24,615,201)	(8,638,934)

Increase in Net Assets From Fund Share Transactions	28,229,519	19,921,615

Increase in Net Assets	62,983,498	29,039,777
NET ASSETS:
Beginning of year	54,106,392	25,066,615

End of year*	$117,089,890	$54,106,392

* Includes undistributed net investment income of:	$375,298	$181,883

See Notes to Financial Statements.

18         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2007		2006	2005(2)
Net Asset Value, Beginning of Year	$17.00		$13.11	$11.40

Income From Operations:
Net investment income	0.10		0.05	0.07
Net realized and unrealized gain	9.67		4.41	1.64

Total Income From Operations	9.77		4.46	1.71

Less Distributions From:
Net investment income	(0.03)		(0.03)	—
Net realized gains	(1.03)		(0.54)	—

Total Distributions	(1.06)		(0.57)	—

Net Asset Value, End of Year	$25.71		$17.00	$13.11

Total Return(3)	60.47%		35.09%	15.00%

Net Assets, End of Year (000s)	$57,167		$25,590	$13,074

Ratios to Average Net Assets:
Gross expenses	1.76	%(4)	2.10%	3.77	%(5)
Net expenses(6)(7)	1.75	(4)	2.00	2.00	(5)
Net investment income	0.53		0.31	0.66	(5)

Portfolio Turnover Rate	70%		63%	66%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period January 5, 2005 (inception date) to October 31, 2005.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.75% (Note 11).

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 2.00%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2007		2006	2005(2)
Net Asset Value, Beginning of Year	$14.48		$11.30	$11.40

Income (Loss) From Operations:
Net investment loss	(0.08)		(0.04)	(0.02)
Net realized and unrealized gain (loss)	8.11		3.76	(0.08)

Total Income (Loss) From Operations	8.03		3.72	(0.10)

Less Distributions From:
Net realized gains	(1.03)		(0.54)	—

Total Distributions	(1.03)		(0.54)	—

Net Asset Value, End of Year	$21.48		$14.48	$11.30

Total Return(3)	58.83%		34.08%	(0.88)%

Net Assets, End of Year (000s)	$1,711		$168	$27

Ratios to Average Net Assets:
Gross expenses	4.44	%(4)	7.97%	4.52	%(5)
Net expenses(6)(7)	2.75	(4)	2.75	2.75	(5)
Net investment loss	(0.46)		(0.31)	(0.93	)(5)

Portfolio Turnover Rate	70%		63%	66%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period August 11, 2005 (inception date) to October 31, 2005.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.43% and 2.75%, respectively (Note 11).

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.75%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2007		2006	2005(2)
Net Asset Value, Beginning of Year	$14.34		$11.20	$11.40

Income (Loss) From Operations:
Net investment loss	(0.07)		(0.09)	(0.02)
Net realized and unrealized gain (loss)	8.03		3.77	(0.18)

Total Income (Loss) From Operations	7.96		3.68	(0.20)

Less Distributions From:
Net realized gains	(1.03)		(0.54)	—

Total Distributions	(1.03)		(0.54)	—

Net Asset Value, End of Year	$21.27		$14.34	$11.20

Total Return(3)	58.91%		34.03%	(1.75)%

Net Assets, End of Year (000s)	$784		$124	$64

Ratios to Average Net Assets:
Gross expenses	4.16	%(4)	8.27%	4.53	%(5)
Net expenses(6)(7)	2.75	(4)	2.76 (8)	2.75	(5)
Net investment loss	(0.44)		(0.71)	(1.37	)(5)

Portfolio Turnover Rate	70%		63%	66%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period September 7, 2005 (inception date) to October 31, 2005.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.16% and 2.75%, respectively (Note 11).

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.75%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	The ratio of expenses to average net assets of Class C shares exceeds the voluntary expense limitation by 0.01% due to proxy fees.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class I Shares(1)(2)	2007		2006	2005(3)
Net Asset Value, Beginning of Year	$17.04		$13.14	$11.40

Income From Operations:
Net investment income	0.19		0.15	0.14
Net realized and unrealized gain	9.69		4.41	1.60

Total Income From Operations	9.88		4.56	1.74

Less Distributions From:
Net investment income	(0.11)		(0.12)	—
Net realized gains	(1.03)		(0.54)	—

Total Distributions	(1.14)		(0.66)	—

Net Asset Value, End of Year	$25.78		$17.04	$13.14

Total Return(4)	61.24%		35.97%	15.26%

Net Assets, End of Year (000s)	$57,428		$28,224	$11,902

Ratios to Average Net Assets:
Gross expenses	1.32	%(5)	1.49%	2.73	%(6)
Net expenses(7)(8)	1.31	(5)	1.35	1.35	(6)
Net investment income	0.97		1.00	1.39	(6)

Portfolio Turnover Rate	70%		63%	66%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(3)	For the period January 3, 2005 (inception date) to October 31, 2005.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.31%, respectively (Note 11).

(6)	Annualized.

(7)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.35%.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Emerging Markets Equity Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of CitiFunds Trust I, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Equity-Linked Notes. Equity-linked notes, or ELNs, are debt securities that pay interest based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying equity securities, often subject to a cap on the interest payable. ELNs are typically considered more conservative investments than investments in the equity securities to which they are linked, as ELNs generally provide for

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

the repayment at maturity of the principal amount invested, plus interest (if any). However, in addition to the credit and market risks applicable to debt securities, ELNs are subject to the risk that an investor will receive less than the prevailing rate of interest if the value of the relevant equity securities decline or fail to increase sufficiently.

(d) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

24         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thailand securities held by the Fund are subject to capital gains tax in those countries. As of October 31, 2007, there were $154,665 of deferred capital gains tax liabilities accrued on unrealized gains.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$ 506	—	$(506)
(b)	(119,700)	$119,700	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (“LMIE”) is the Fund’s subadviser. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays LMIE 70% of the net management fee it receives from the Fund.

During the year ended October 31, 2007, the Fund’s Class A, B, C and I shares had voluntary expense limitations in place of 2.00%, 2.75%, 2.75% and 1.35%, respectively.

During the year ended October 31, 2007, the Fund was reimbursed for expenses amounting to $21,107.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor effective December 1, 2007. During the year ended October 31, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2007, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class B		Class C
CDSCs	$0	*	$0	*

*	Amount represents less than $1,000.

On July 10, 2006, a retirement plan applicable to the Fund was amended by the Board then overseeing the Fund (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. All Trustees comprising the Previous Board (and who had not elected to retire as of April 2007) elected to receive benefits under the amended plan. Each fund overseen by the Previous Board (including the Fund) paid its pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the funds an amount equal to 50% of these benefits. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$75,748,993

Sales	51,509,510

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,041,034
Gross unrealized depreciation	(600,452)

Net unrealized appreciation	$36,440,582

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$85,837	$4,992	$63,383
Class B	7,113	1,996	13,134
Class C	4,448	697	7,532
Class I*	—	82	5,451

Total	$97,398	$7,767	$89,500

*	As of November 20, 2006, Class Y shares were renamed as Class I shares.

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2007	Year Ended October 31, 2006
Net Investment Income:
Class A	$44,162	$30,788
Class I*	205,840	119,212

Total	$250,002	$150,000

Net Realized Gains:
Class A	$1,559,906	$548,247
Class B	16,585	3,058
Class C	12,416	956
Class I*	1,830,668	507,359

Total	$3,419,575	$1,059,620

*	As of November 20, 2006, Class Y shares were renamed as Class I shares.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At October 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,067,672	$23,118,450	592,771	$9,312,494
Shares issued on reinvestment	92,644	1,603,443	42,081	579,034
Shares repurchased	(442,101)	(9,142,965)	(126,941)	(1,945,461)

Net Increase	718,215	$15,578,928	507,911	$7,946,067

Class B
Shares sold	80,185	$1,355,601	12,773	$169,544
Shares issued on reinvestment	1,116	16,234	241	2,828
Shares repurchased	(13,240)	(212,445)	(3,838)	(50,160)

Net Increase	68,061	$1,159,390	9,176	$122,212

Class C
Shares sold	32,443	$513,941	11,094	$150,414
Shares issued on reinvestment	488	7,036	82	956
Shares repurchased	(4,759)	(77,521)	(8,251)	(103,338)

Net Increase	28,172	$443,456	2,925	$48,032

Class I*
Shares sold	1,216,907	$24,193,507	1,139,421	$17,718,707
Shares issued on reinvestment	117,243	2,036,508	45,279	626,572
Shares repurchased	(762,108)	(15,182,270)	(434,334)	(6,539,975)

Net Increase	572,042	$11,047,745	750,366	$11,805,304

*	As of November 20, 2006, Class Y shares were renamed as Class I shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year-end, the Fund has made the following distributions:

	Record Date	Payable Date	Class A	Class B	Class C	Class I
Long-Term Capital Gains	12/12/2007	12/13/2007	$0.878298	$0.878298	$0.878298	$0.878298
Short-Term Capital Gains	12/12/2007	12/13/2007	$1.320666	$1.320666	$1.320666	$1.320666

28         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31 was as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$2,657,995	$1,209,620
Net Long-Term Capital Gains	1,011,582	—

Total Distributions Paid	$3,669,577	$1,209,620

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$6,599,377
Undistributed long-term capital gains — net	4,094,798

Total Undistributed Earnings	$10,694,175

Other book/tax temporary differences(a)	(44,006)
Unrealized appreciation/(depreciation)(b)	36,281,022

Total Accumulated Earnings/(Losses) — net	$46,931,191

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax basis adjustments.

8.	Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the

30         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. On December 3, 2007, the court granted the Defendants motion to dismiss, with prejudice. The plaintiffs have the right to appeal the order within 30 days after entry of judgment.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages,

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which they were indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing and soliciting proxies.

The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is

32         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

“more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13.	Subsequent Event

Effective December 1, 2007, LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report         33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Emerging Markets Equity Fund, a series of Legg Mason Partners Equity Trust (formerly a series of CitiFunds Trust I) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended October 31, 2005 and the period from January 3, 2005 (commencement of operations) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Emerging Markets Equity Fund as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

34         Legg Mason Partners Emerging Markets Equity Fund 2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Emerging Markets Equity Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1988 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

Legg Mason Partners Emerging Markets Equity Fund         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1993	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, Maplewood (since 2006)

36         Legg Mason Partners Emerging Markets Equity Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Emerging Markets Equity Fund         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director – Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

38         Legg Mason Partners Emerging Markets Equity Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

Albert Laskaj Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1977	Controller	Since 2007	Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Legg Mason Partners Emerging Markets Equity Fund         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2007	Vice President of Legg Mason or its predecessors (since 2002); Controller of certain funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40         Legg Mason Partners Emerging Markets Equity Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2007:

Record Date:	12/07/2006		12/26/2006
Payable Date:	12/08/2006		12/27/2006

Ordinary Income:
Qualified Dividend Income for Individuals	19.63%		19.63%

Foreign Source Income	30.25	%*	30.25%

Foreign Taxes Paid Per Share	$0.031816		$0.003105

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Partners Emerging Markets Equity Fund         41

Legg Mason Partners

Emerging Markets Equity Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Legg Mason International Equities Limited

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Emerging Markets Equity Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2007 Legg Mason Investor Services, LLC

Member FINRA, SIPC

FD03333 12/07	SR07-462

Legg Mason Partners

Emerging Markets Equity Fund

The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $110,300 in 2006 and $108,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $255 in 2006 and $18,000 in 2007. In 2006, these services consisted of procedures performed in connection with billing for time incurred in connection with KPMG work paper review and in 2007 the services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC or KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $4,048 in 2006 performed by PwC and $22,100 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 4, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	January 4, 2008